SUPPLEMENT
                              Dated October 1, 2007
                   to the Currently Effective Prospectuses of
                       The Hartford Mutual Funds II, Inc.
                       (collectively, the "Prospectuses")


The following amends and restates the Supplement dated September 28, 2007 to the currently effective Prospectuses of The Hartford Mutual Funds, II, Inc.

The Hartford Growth Opportunities Fund

The Russell 1000 Growth Index has been added as an additional benchmark. Accordingly, the following changes have been made to the Prospectuses under the sub-heading, "Past Performance":

a). The Russell 1000 Growth Index has been added to the existing table entitled "Average annual total returns for periods ending 12/31/06":

                                    1 year           5 years           10 years

Russell 1000 Growth Index           9.07%            2.69%             5.44%
(reflects no deduction for
fees or expenses)


b). The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

The Hartford SmallCap Growth Fund

Effective November 1, 2007, in the section entitled "Management of the Funds - Management Fees" the reference in the Management Fee charts to SmallCap Growth Fund is deleted and the following new chart is added:

SmallCap Growth Fund

AVERAGE DAILY NET ASSETS                         ANNUAL RATE
------------------------                      --------------
First $100 million                                  0.90%
Next $150 million                                   0.80%
Next $250 million                                   0.70%
Amount Over $500 million                            0.65%

     This Supplement should be retained with your Prospectus for future reference.